UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

Preliminary Information Statement
☐	Confidential, for use of the Commission only
(as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

SUNSHINE BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

SUNSHINE BIOPHARMA, INC.

NOTICE OF ACTION BY WRITTEN CONSENT

TO THE STOCKHOLDERS OF SUNSHINE BIOPHARMA, INC.:

NOTICE IS HEREBY GIVEN that on April 19, 2010, Sunshine Biopharma, Inc., a Colorado corporation (the “Company,” “Sunshine,” “we,” “us,” or “our”), obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following action:

To amend our Articles of Incorporation to increase or authorized capital stock from 50,000,000 shares of Common Stock, par value $.001 per share, and 1,000,000 shares of Preferred Stock, to 200,000,000 shares of Common Stock having a par value of $.001 per share and 5,000,000 shares of Preferred Stock, $.10 par value per share.

The details of the foregoing action and other important information are set forth in the accompanying Information Statement. The board of directors of the Company (“Board of Directors”) has unanimously approved the above amendment to our Articles of incorporation (the “Amendment”).

Under Section 7-107-104(1)(b) of the Colorado Business Corporations Act (“CBCA”), if authorized under a company’s Articles of Incorporation, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Our Articles of Incorporation provide for this provision. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions. No other vote or stockholder action is required. Under Colorado law, no dissenters’ or appraisal rights are afforded to our stockholders as a result of the prior stockholder approval of the actions described above which are described in detail in the accompanying Information Statement.

Please read this Information Statement carefully and in its entirety. Although you will not have an opportunity to vote on the approval of amendment to the Articles of Incorporation to increase the authorized capital stock of the Company, this Information Statement contains important information about these actions.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about May 6, 2010 to all stockholders of record as of April 19, 2010.

By Order of the Board of Directors
s/Dr. Steve N. Slilaty_____________________
Dr. Steve N. Slilaty, Chief Executive Officer

SUNSHINE BIOPHARMA, INC.

6100 Royalmount Ave.

Montreal, Quebec, Canada H4P 2R2

(514) 496-5197

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being furnished to our stockholders in connection with the actions taken by our Board of Directors and the written consent of the holders of a majority of our outstanding voting securities with respect to the actions described below. On April 19, 2010, pursuant to Section 7-108-202 of the CBCA, our Board of Directors unanimously approved these actions, subject to stockholder approval. In accordance with Section 7-107-204(1)(b) of the CBCA, on or about April 19, 2010, we received written consents in lieu of a meeting from three stockholders beneficially holding 36,523,061 of our voting shares (“Majority Stockholders”), representing approximately 78.3% of the 46,660,007 total shares eligible to vote as of April 19, 2010 (“Record Date”), to approve an amendment to our Articles of Incorporation, as amended, substantially in the form attached as Exhibit “A” to this Information Statement (the “Amendment”). The purpose of the Amendment is to increase our authorized capital stock from 51,000,000 shares, consisting of 50,000,000 shares of Common Stock having a par value of $0.001 per share and 1,000,000 shares of Preferred Stock, having a par value of $0.10 per share, to 205,000,000 shares of authorized capital, consisting of 200,000,000 shares of Common Stock having a par value of $0.001 per share and 5,000,000 shares of Preferred Stock, having a par value of $0.10 per share. A copy of the written consent is attached hereto as Exhibit “B.” This Information Statement is being sent to our stockholders to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall constitute notice to our stockholders of action taken by written stockholder consent.

We have elected not to call a special meeting of our shareholders in order to eliminate the costs of and time involved in holding a special meeting. Our management has concluded that it is in the best interests of our Company to address this matter in the manner stated herein.

Shareholders of record at the close of business on April 19, 2010 (the “Record Date”) are entitled to receive this Information Statement. As the Amendment has been duly approved by shareholders holding a majority of our voting capital stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

The Amendment will become effective when filed with the Secretary of State of the State of Colorado. We anticipate that the filing of the Amendment will occur after dissemination of this Information Statement to our shareholders, which is expected to occur on or about May 17, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

The date of this Information Statement is May 4, 2010

AMENDMENT TO ARTICLES OF INCORPORATION

On April 19, 2010, our Board of Directors, by written unanimous consent, authorized and recommended that our shareholders approve the Amendment. Alsoon April 19, 2010, shareholders representing a majority of our voting capital stock outstanding consented in writing to the Amendment. The purpose of the Amendment is to increase our authorized capital stock from 51,000,000 shares, consisting of 50,000,000 shares of Common Stock having a par value of $0.001 per share and 1,000,000 shares of Preferred Stock (consisting of 150,000 shares of Preferred Stock and 850,000 shares of Series “A” Preferred Stock), having a par value of $0.10 per share, to 205,000,000 shares of authorized capital, consisting of 200,000,000 shares of Common Stock having a par value of $0.001 per share and 5,000,000 shares of Preferred Stock (consisting of 4,150,000 shares of Preferred Stock and 850,000 shares of Series “A” Preferred Stock), having a par value of $0.10 per share.

The Amendment will become effective upon filing of Articles of Amendment to the Articles of Incorporation (the “Articles of Amendment”), attached hereto as Exhibit “A,” with the Secretary of State of the State of Colorado, but our Board of Directors reserves the right to not make such filing if it deems it appropriate not to do so.

PURPOSE AND EFFECT OF THE INCREASE IN AUTHORIZED CAPITALIZATION

(the “Increase in Authorized Capitalization”)

As of the date of this Information Statement the Company has 3,339,993 shares of its authorized Common Stock and 150,000 shares of its authorized Preferred Stock available for issuance. The Board of Directors does not believe this is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future financings, possible future acquisition transactions, possible future awards under employee benefit plans, stock dividends, stock splits and other corporate purposes. Therefore, the Board of Directors approved the Increase in Authorized Capitalization as a means of providing it with the flexibility to act with respect to the issuance of Common Stock or Preferred Stock or securities exercisable for, or convertible into, Common Stock or Preferred Stock in circumstances which it believes will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Articles of Incorporation at that time.

The Increase in Authorized Capitalization will not have any immediate effect on the rights of existing stockholders. However, under the laws of the State of Colorado, authorized, unissued and unreserved shares may be issued for such consideration (not less than par value) and for such purposes as the Board of Directors may determine without further action by the stockholders. The issuance of such additional shares may, under certain circumstances, result in the dilution of the equity or earnings per share of the existing stockholders.

Our Board of Directors expects to undertake a private equity offering of our securities in the near future for the primary purpose of providing capital to allow the Company to begin regulatory approval from the U.S. Food and Drug Administration on the Company’s new drug. In addition, management is considering entering into certain consulting agreements that may require the issuance of shares of our Common Stock as consideration for the services to be performed. The Board of Directors has no other current plans to authorize the issuance of additional shares of Common Stock or Preferred Stock or securities exercisable for, or convertible into, Common Stock or Preferred Stock. The approval of the Increase in Authorized Capitalization will give the Board of Directors more flexibility to pursue opportunities to engage in possible future financing transactions involving Common Stock or Preferred Stock or securities convertible into Common Stock or Preferred Stock. However, at this time, no decision to proceed with any such transaction has been made and no determination as to the type or amount of securities that might be offered has been made, should a possible future transaction be pursued.

Certain Effects of the Increase in Authorized Capitalization

The Increase in Authorized Capitalization was not approved as a means of preventing or dissuading a change in control or a takeover of the Company. However, use of these shares for such a purpose is possible. For example, shares of authorized but unissued Common Stock or authorized but unissued Preferred Stock could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the Increase in Authorized Capitalization may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of capital stock of the Company.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders. The Increase in Authorized Capitalization does not change the terms of the Common Stock or Preferred Stock as set forth in the Company’s Articles of Incorporation, as amended. The additional shares of Common Stock authorized by the Increase in Authorized Capitalization Stock will have the same voting rights, the same rights to dividends and distributions, and will be identical in all other respects to the shares of Common Stock now authorized.

For this reason our Board of Directors has chosen to adopt and recommend the Increase in Authorized Capitalization.

MANNER OF EFFECTING THE AMENDMENTS

The Amendment will be effected by the filing of Articles of Amendment to our Articles of Incorporation, as amended, with the Secretary of State of the State of Colorado. The Amendment will become effective on the date of filing of the Articles of Amendment unless we specify otherwise (the “Effective Date”).

Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent. All certificates heretofore issued will continue to represent fully paid and non-assessable shares of the Common Stock and/or Preferred Stock of the Company. The Amendment will not change any of the terms of our Common Stock or Preferred Stock and holders thereof will have the same voting rights and rights to dividends and distributions and each shareholder’s percentage ownership of Company will not be altered.

A copy of the Articles of Amendment to our Articles of Incorporation is attached to this Information Statement as Exhibit “A.”

APPRAISAL RIGHTS AND VOTE REQUIRED

No Rights of Appraisal

Under the laws of the State of Colorado, shareholders are not entitled to appraisal rights with respect to approval of the Amendment and we will not independently provide shareholders with any such right.

Vote Required

The Amendment requires the approval of the holders of a majority of the shares entitled to vote at a shareholder meeting on the Record Date of April 19, 2010. Holders of our Common Stock are entitled to one vote per share and holders of our Series “A” Convertible Preferred Stock are entitled to twenty votes per share on all matters submitted to a vote. There were 29,660,007 shares of our Common Stock and 850,000 shares of Series “A” Convertible Preferred Stock issued and outstanding as of the Record Date. Each share of Preferred Stock is convertible into 20 shares of Common Stock at the election of the holder. On that date, shareholders representing 36,523,061 shares (78.3%) entitled to vote at a meeting, which is a majority of the shares outstanding, consented in writing to the Amendment.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our Common Stock as of April 19, 2010, the Record Date by (i) each person known to the Company to own beneficially more than 5% of our Common Stock, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers as a group. Share ownership is deemed to include all shares that may be acquired through the exercise or conversion of any other security immediately or within the next sixty days. Such shares that may be so acquired are also deemed outstanding for purposes of calculating the percentage of ownership for that individual or any group of which that individual is a member. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

Common	Dr. Steve N. Slilaty(1) 579 rue Lajeunesse Laval, Quebec Canada H7X 3K4	34,343,567(2)	73.6%

Common	Michele Di Turi(1) 3100 Boulevard Des Gouverneurs Laval, Quebec Canada H7E 5J3	1,945,121(3)	4.2%

Common	Camille Sebaaly(1) 14464 Gouin W, #B Montreal, Quebec Canada H9H 1B1	234,373	*

Common	All Officers and Directors As a Group (3 persons)	36,523,061(2) (3)	78.3%

_________________________

*	Less than 1%
(1)	Officer and Director of our Company.
(2)

Includes 17,109,194 shares held in the name of Advanomics Corporation and 850,000 shares of Series “A” Convertible Preferred Stock that is convertible into 17,000,000 shares of Common Stock held in the name of Advanomics Corporation. Dr. Slilaty is an officer, director and principal shareholder of Advanomics Corporation.

(3)	Includes 1,710,748 shares held in the name of Sunshine Bio Investments, Inc. Mr. Di Turi is President of Sunshine Bio Investments, Inc. and as such controls the disposition of these shares.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the action taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q (the “1934 Act filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the 1934 Act Filings of issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Sunshine Biopharma, Inc.
6100 Royalmount Avenue
Montreal, Quebec, Canada H4P 2R2
(514) 496-5197

BY ORDER OF THE BOARD OF DIRECTORS

s/Dr. Steve N. Slilaty________________________
Dr. Steve N. Slilaty, Chief Executive Officer

EXHIBIT “A”

ATTACHMENT TO ARTICLES OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF SUNSHINE BIOPHARMA, INC.

Article 12 of the Colorado Secretary of State form of the Articles of Incorporation is hereby amended so that such Article, as amended, shall read as follows:

12. The corporation is authorized to issue 200,000,000 shares of common stock.

and Section 1 of the Article thereof numbered “II” of Attachment 1 to the Articles of Incorporation shall be stricken in its entirety and the following Section 1 substituted in its place and stead:

Section 1. Number. The amount of the total authorized capital stock of the corporation shall be two hundred five million (205,000,000) shares divided into two hundred million (200,000,000) shares of Common Stock, $0.001 par value each, and five million (5,000,000) shares of Preferred Stock consisting of 4,150,000 shares of Preferred Stock, $.10 par value each, and 850,000 shares of Series “A” Preferred Stock, $.10 par value each, and the designations, preferences, limitations and relative rights of the shares of each such class are as follows:

A.	Common Shares

          (a)    The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

          (b)    The rights of holders of the Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the corporation providing for the issuance of one or more series of the Preferred Shares.

B.	Preferred Shares

          The corporation may divide and issue the Preferred Shares into series. Preferred Shares of each series, when issued, shall be designated to distinguish it from the shares of all other series of the class of Preferred Shares. The Board of Directors is hereby expressly vested with authority to fix and determine the relative rights and preferences of the shares of any such series so established to the fullest extent permitted by this Certificate of Incorporation and the General Corporation Law of Delaware in respect to the following:

          (a)    The number of shares to constitute such series, and the distinctive designations thereof;

          (b)    The rate and preference of dividend, if any, the time of payment of dividend, whether dividends are cumulative and the date from which any dividend shall accrue;

          (c)    Whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

          (d)    The amount payable upon shares in the event of involuntarily liquidation;

          (e)    The amount payable upon shares in the event of voluntary liquidation;

          (f)     Sinking fund or other provisions, if any, for the redemption or purchase of shares;

          (g)    The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(h)	Voting powers, if any; and

          (i)     Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

C.	Series “A” Preferred Stock

(a)	Designation of Series.

         This series of Preferred Stock shall be designated as “Series ‘A’ Preferred Stock” and the number of shares of such series shall be eight hundred fifty thousand (850,000).

(b)	Dividends.

          The holders of Series “A” Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, it is sole discretion.

(c)	Redemption.

The Series “A” Preferred Stock shall not be redeemable by the Corporation.

(d)	Preference on Liquidation.

(1)      In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series “A” Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect of the Corporation(s Common Shares or junior stock, an amount equal to One Dollar ($1.00) per share. If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for the distribution to its shareholders shall be insufficient to pay the holders of the Series “A” Preferred Shares an amount equal to One Dollar ($1.00) per share, the holders of the Series “A” Preferred Shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. After the holders of Series “A” Preferred Shares have received an amount equal to One Dollar ($1.00) per share, the assets then remaining shall be distributed equally per share to the holders of a subsequently issued junior class of Preferred Shares, or if none, then to the holders of Common Shares.

(2)      A reorganization, consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this subdivision (d) and, in the event of any such reorganization, consolidation, merger or sale of assets, the Series “A” Preferred Shares shall be entitled only to the rights provided in the plan of reorganization.

(e)	Voting Rights

          The holders of the Series “A” Preferred Shares and the holders of the Common Shares issued and outstanding shall have and possess equal rights to notice of shareholders( meetings. The holders of the Series “A” Preferred Shares shall be entitled to twenty (20) votes per share of Series “A” Preferred Stock held by them at any meeting of shareholders for the election of directors or upon any other matter.

(f)	Conversion of Series “A” Preferred Stock Into Common Stock

                      (1)Subject to the provisions of this subdivision (f), the holder of record of any share or shares of Series “A” Preferred Stock shall have the right, at his option, at any time commencing after the date of issuance of said shares, to convert one (1) share of Series “A” Preferred Stock into twenty (20) fully paid and nonassessable shares of Common Stock of the Company.

                      (2)Any holder of a share or shares of Series “A” Preferred Stock desiring to convert such Series “A” Preferred Stock into Common Stock shall surrender the certificate or certificates representing the share or shares of Series “A” Preferred Stock so to be converted, duly endorsed to the Company, or in blank, at the principal office of the Company, and shall give written notice to the Company at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

                      (3)Conversion of Series “A” Preferred Stock shall be subject to the following additional terms and provisions:

                                  (A)As promptly as practicable after the surrender for conversion of any Series “A” Preferred Stock, the Company shall deliver or cause to be delivered to the holder of such Series “A” Preferred Stock at the holder’s address as indicated on the Company’s stock ledger (or such other place as may be designated by the holder), to or upon the written order of the holder of such Series “A” Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. The certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that it cannot be transferred unless it is so registered, or an exemption from registration is available in the opinion of counsel to the Corporation. Shares of the Series “A” Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series “A” Preferred Stock for conversion, as provided above, and the rights of the holders of such Series “A” Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

                                  (B)The Corporation covenants that it will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting conversions of the Series “A” Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of the Series “A” Preferred Stock not converted. For purposes of this subparagraph (B), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of the Series “A” Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

                                  (C)In the event that the Company shall at any time combine in a lesser number of shares the outstanding shares of Common Stock (a “reverse split”), the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall remain at twenty (20) shares of Common Stock for each share of Series “A” Convertible Stock surrendered for conversion. In the event that the Company shall at any time subdivide in a greater number of shares the outstanding shares of Common Stock (a “forward split”), the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall be proportionately increased upon surrender for conversion, effective in either case at the close of business on the date when such subdivision or combination shall become effective. However, in no event shall shares of Series “A” Preferred Stock which were subject to a forward split be diluted by a subsequent reverse split.

                                  (D)In the event that the Company shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Series “A” Preferred Stock may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series “A” Preferred Stock, but at the conversion ratio stated in this subdivision (3)(f), the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Company.

                                  (E)In the event that the Company shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall be proportionately increased, effective at the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

                                  (F)Such adjustments shall be made successively if more than one event listed in subdivisions (f)(3)(C), (D) and (E) hereof shall occur.

                                  (G)No adjustment of the conversion ratio shall be made by reason of:

                                               (i)the purchase, acquisition, redemption or retirement by the Company of any shares of the Common Stock or any other class of the capital stock of the Company, except as provided in subdivision (f)(3)(C); or

                                               (ii)the issuance, other than as provided in subdivisions (f)(3)(C) and (E), of any shares of Common Stock of the Company, or of any securities convertible into shares of Common Stock or other securities of the Company, or of any rights, warrants or options to subscribe for or purchase shares of the Common Stock or other securities of the Company, or of any other securities of the

Company, provided that in the event the Company offers any of its securities, or any rights, warrants or options to subscribe for or purchase any of its securities, to the holders of its Common Stock pursuant to any preemptive or preferential rights granted to holders of Common Stock by the Articles of Incorporation of the Company, or pursuant to any similar rights that may be granted to such holders of Common Stock by the Board of Directors of the Company, at least twenty (20) days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series “A” Preferred Stock then of record; or

                                               (iii)any offer by the Company to redeem or acquire shares of its Common Stock by paying or exchanging therefor stock of another corporation or the carrying out by the Company of the transactions contemplated by such offer, provided that at least twenty (20) days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series “A” Preferred Stock then of record.

                      (4)The issuance of certificates for shares of Common Stock upon conversion of the Series “A” Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series “A” Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Company that such tax has been paid or is not due and payable.

EXHIBIT “B”

MAJORITY CONSENT IN LIEU OF

SPECIAL MEETING

of

SHAREHOLDERS

of

SUNSHINE BIOPHARMA, INC.

The undersigned, being Shareholders of SUNSHINE BIOPHARMA, INC., a Colorado corporation (the “Corporation” or the “Company”), holding a majority of the issued and outstanding voting stock of the Company, do hereby adopt the following preambles and resolutions by written consent, without formal meeting, pursuant to Section 7-107-104(1)(b) of the Colorado Business Corporation Act and the Articles of Incorporation of the Corporation, and in lieu of a Special Meeting of the Shareholders, effective as of the date specified herein:

The following preambles and resolutions are adopted effective the date specified hereinbelow:

WHEREAS, the Board of Directors having deemed it advisable to amend the Articles of Incorporation of the Company to increase its authorized capital stock from 50,000,000 shares of Common Stock, par value $.001 per share, and 1,000,000 shares of Preferred Stock, consisting of 150,000 shares of Preferred Stock, par value $.10 per share, and 850,000 shares of Series “A” Preferred Stock, $.10 par value per share, to 200,000,000 shares of Common Stock having a par value of $.001 per share and 5,000,000 shares of Preferred Stock, consisting of 4,150,000 shares of Preferred Stock $.10 par value per share, and 850,000 shares of Series “A” Preferred Stock, $.10 par value per share, and to set forth the designations, preferences, limitations and relative rights of the shares of each such class, except that the designation, preferences, limitations and relative rights of the Series “A” Preferred Stock shall remain as presently stated with the exception of the correction of a typographical error in subparagraph (f)(3)(C) of such designation to indicate that in the event the Company undertakes a reverse split, the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall be twenty (20) shares of Common Stock for each share of Series A Convertible Preferred Stock surrendered, such subparagraph presently stating that the number of shares issuable upon conversion in such instance shall be ten (10) shares of Common Stock for each share of Series “A” Convertible Preferred Stock; and such amendment will require the approval of the shareholders holding a majority of the issued and outstanding voting stock of the Company; and

WHEREAS, the Board of Directors having adopted a resolution setting forth the proposed amendment to the Articles of Incorporation of the Company;

NOW, THEREFORE, IT IS

RESOLVED, that the action of the Board of Directors providing for amendment of the Articles of Incorporation of this Corporation in the following particulars:

Article 12 of the Colorado Secretary of State form of the Articles of Incorporation is hereby amended so that such Article, as amended, shall read as follows:

12. The corporation is authorized to issue 200,000,000 shares of common stock.

and Section 1 of the Article thereof numbered “II” of Attachment 1 to the Articles of Incorporation

shall be stricken in its entirety and the following Section 1 substituted in its place and stead:

Section 1. Number. The amount of the total authorized capital stock of the corporation shall be two hundred five million (205,000,000) shares divided into two hundred million (200,000,000) shares of Common Stock, $0.001 par value each, and five million (5,000,000) shares of Preferred Stock consisting of 4,150,000 shares of Preferred Stock, $.10 par value each, and 850,000 shares of Series “A” Preferred Stock, $.10 par value each, and the designations, preferences, limitations and relative rights of the shares of each such class are as follows:

A.	Common Shares

          (a)    The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

          (b)    The rights of holders of the Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the corporation providing for the issuance of one or more series of the Preferred Shares.

B.	Preferred Shares

          The corporation may divide and issue the Preferred Shares into series. Preferred Shares of each series, when issued, shall be designated to distinguish it from the shares of all other series of the class of Preferred Shares. The Board of Directors is hereby expressly vested with authority to fix and determine the relative rights and preferences of the shares of any such series so established to the fullest extent permitted by this Certificate of Incorporation and the General Corporation Law of Delaware in respect to the following:

          (a)    The number of shares to constitute such series, and the distinctive designations thereof;

          (b)    The rate and preference of dividend, if any, the time of payment of dividend, whether dividends are cumulative and the date from which any dividend shall accrue;

          (c)    Whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

          (d)    The amount payable upon shares in the event of involuntarily liquidation;

          (e)    The amount payable upon shares in the event of voluntary liquidation;

          (f)     Sinking fund or other provisions, if any, for the redemption or purchase of shares;

          (g)    The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(h)	Voting powers, if any; and

          (i)     Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

C.	Series “A” Preferred Stock

(a)	Designation of Series.

         This series of Preferred Stock shall be designated as “Series ‘A’ Preferred Stock” and the number of shares of such series shall be eight hundred fifty thousand (850,000).

(b)	Dividends.

          The holders of Series “A” Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, it is sole discretion.

(c)	Redemption.

The Series “A” Preferred Stock shall not be redeemable by the Corporation.

(d)	Preference on Liquidation.

(1)      In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series “A” Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect of the Corporation(s Common Shares or junior stock, an amount equal to One Dollar ($1.00) per share. If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for the distribution to its shareholders shall be insufficient to pay the holders of the Series “A” Preferred Shares an amount equal to One Dollar ($1.00) per share, the holders of the Series “A” Preferred Shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. After the holders of Series “A” Preferred Shares have received an amount equal to One Dollar ($1.00) per share, the assets then remaining shall be distributed equally per share to the holders of a subsequently issued junior class of Preferred Shares, or if none, then to the holders of Common Shares.

(2)      A reorganization, consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this subdivision (d) and, in the event of any such reorganization, consolidation, merger or sale of assets, the Series “A” Preferred Shares shall be entitled only to the rights provided in the plan of reorganization.

(e)	Voting Rights

          The holders of the Series “A” Preferred Shares and the holders of the Common Shares issued and outstanding shall have and possess equal rights to notice of shareholders( meetings. The holders of the Series “A” Preferred Shares shall be entitled to twenty (20) votes per share of Series “A” Preferred Stock held by them at any meeting of shareholders for the election of directors or upon any other matter.

(f)	Conversion of Series “A” Preferred Stock Into Common Stock

                      (1)Subject to the provisions of this subdivision (f), the holder of record of any share or shares of Series “A” Preferred Stock shall have the right, at his option, at any time commencing after the date of issuance of said shares, to convert one (1) share of Series “A” Preferred Stock into twenty (20) fully paid and nonassessable shares of Common Stock of the Company.

                      (2)Any holder of a share or shares of Series “A” Preferred Stock desiring to convert such Series “A” Preferred Stock into Common Stock shall surrender the certificate or certificates representing the share or shares of Series “A” Preferred Stock so to be converted, duly endorsed to the Company, or in blank, at the principal office of the Company, and shall give written notice to the Company at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

                      (3)Conversion of Series “A” Preferred Stock shall be subject to the following additional terms and provisions:

                                  (A)As promptly as practicable after the surrender for conversion of any Series “A” Preferred Stock, the Company shall deliver or cause to be delivered to the holder of such Series “A” Preferred Stock at the holder’s address as indicated on the Company’s stock ledger (or such other place as may be designated by the holder), to or upon the written order of the holder of such Series “A” Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. The certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that it cannot be transferred unless it is so registered, or an exemption from registration is available in the opinion of counsel to the Corporation. Shares of the Series “A” Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series “A” Preferred Stock for conversion, as provided above, and the rights of the holders of such Series “A” Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

                                  (B)The Corporation covenants that it will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting conversions of the Series “A” Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of the Series “A” Preferred Stock not converted. For purposes of this subparagraph (B), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of the Series “A” Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

                                  (C)In the event that the Company shall at any time combine in a lesser number of shares the outstanding shares of Common Stock (a

“reverse split”), the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall remain at twenty (20) shares of Common Stock for each share of Series “A” Convertible Stock surrendered for conversion. In the event that the Company shall at any time subdivide in a greater number of shares the outstanding shares of Common Stock (a “forward split”), the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall be proportionately increased upon surrender for conversion, effective in either case at the close of business on the date when such subdivision or combination shall become effective. However, in no event shall shares of Series “A” Preferred Stock which were subject to a forward split be diluted by a subsequent reverse split.

                                  (D)In the event that the Company shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Series “A” Preferred Stock may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series “A” Preferred Stock, but at the conversion ratio stated in this subdivision (3)(f), the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Company.

                                  (E)In the event that the Company shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series “A” Preferred Stock shall be proportionately increased, effective at the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

                                  (F)Such adjustments shall be made successively if more than one event listed in subdivisions (f)(3)(C), (D) and (E) hereof shall occur.

                                  (G)No adjustment of the conversion ratio shall be made by reason of:

                                               (i)the purchase, acquisition, redemption or retirement by the Company of any shares of the Common Stock or any other class of the capital stock of the Company, except as provided in subdivision (f)(3)(C); or

                                               (ii)the issuance, other than as provided in subdivisions (f)(3)(C) and (E), of any shares of Common Stock of the Company, or of any securities convertible into shares of Common Stock or other securities of the Company, or of any rights, warrants or options to subscribe for or purchase shares of the Common Stock or other securities of the Company, or of any other securities of the Company, provided that in the event the Company offers any of its securities, or any rights, warrants or options to subscribe for or purchase any of its securities, to the holders of its Common Stock pursuant to any preemptive or preferential rights granted to holders of Common Stock by the Articles of Incorporation of the Company, or pursuant to any similar rights that may be granted to such holders of Common Stock by the Board of Directors of the Company, at least twenty (20) days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series “A” Preferred Stock then of record; or

                                               (iii)any offer by the Company to redeem or acquire shares of its Common Stock by paying or exchanging therefor stock of another corporation or the carrying out by the Company of the transactions contemplated by such offer, provided that at least twenty (20) days prior to the expiration of any such offer the

Company shall mail written notice of such offer to the holders of the Series “A” Preferred Stock then of record.

                      (4)The issuance of certificates for shares of Common Stock upon conversion of the Series “A” Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series “A” Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Company that such tax has been paid or is not due and payable.

is hereby ratified and approved.

FURTHER RESOLVED, that the Board of Directors of the Corporation be, and hereby are, authorized, empowered and directed to take any and all such action and to execute, deliver and certify and file all such further documents and instruments, in the name and on behalf of the Company, under its corporate seal or otherwise, and to pay all such costs and expenses as such officers shall have approved as necessary or advisable, to carry out the intent and accomplish the purpose of the foregoing resolution.

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This Majority Consent may be executed in several counterparts, all of which together shall constitute one and the same document, and when executed by shareholders of the Corporation holding a majority of the issued and outstanding voting stock of the Company, the foregoing resolutions may be certified by the Secretary of the Corporation as and for the act of the Shareholders of SUNSHINE BIOPHARMA, INC., effective April 19, 2010.

Signature of Shareholder	No. of Voting Shares Held

s/Steve N. Slilaty____________________________________	__________17,109,194 Common_________

Steve N. Slilaty for Advanomics Corporation

s/Steve N. Slilaty____________________________________	_________850,000 Preferred____________

Steve N. Slilaty for Advanomics Corporation

s/Steve N. Slilaty____________________________________	__________234,373 Common___________

Steve N. Slilaty

s/Camille Sebaaly___________________________________	__________234,373 Common___________

Camille Sebaaly

s/Michele Di Turi___________________________________	__________1,710,748 Common__________

Michele Di Turi for Sunshine Bio Investments Inc.

s/Michele Di Turi___________________________________	__________234,373 Common___________

Michele Di Turi